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                             EXHIBIT (10)H.(ii)

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                                                              Exhibit (10)H.(ii)


                               Amendment No. 1

                                      to

          Agreement dated April 2, 1981 between UNITED JERSEY BANKS

                             and T. JOSEPH SEMROD


        A. The introductory subparagraph of Paragraph 6 is restated in full to read as follows:

                "6.   Pension.  At any Normal or Early Retirement Date,
        as defined in the UJB Retirement Plan (the Plan) or at any later retirement date provided for in such plan, at the time of such retirement, and not earlier, provided that Semrod is then employed by UJB or receiving benefits under UJB's disability plans."

        B. Paragraph 8 is hereby amended by deleting the second sentence, the parties having agreed that UJB's current disability benefits are comparable to those available to the chief executive officers of the other largest New Jersey bank holding companies.

        C. Paragraph 11 is amended by deleting "May 1, 1980" and inserting therefor "May 1, 1981."

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 this 5th day of May, 1981.





                                                      UNITED JERSEY BANKS

                                                 BY: /s/ JOHN R. HAGGERTY
                                                      -------------------
                                                    Senior Vice President


                                                     /s/ T. JOSEPH SEMROD
                                                      -------------------
                                                         T. Joseph Semrod